                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Greater Europe Growth Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown for Class A and Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	18.21%	4.34%	-1.43%	9.09%
Class B	17.20%	3.50%	-2.21%	8.22%
Class C	17.25%	3.55%	-2.20%	8.24%
MSCI Europe Index+	21.89%	9.23%	.30%	8.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Greater Europe Growth Fund — Class A [] MSCI Europe Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,142	$10,705	$8,771	$22,487
	Average annual total return	11.42%	2.30%	-2.59%	8.44%
Class B	Growth of $10,000	$11,420	$10,887	$8,854	$22,023
	Average annual total return	14.20%	2.87%	-2.40%	8.22%
Class C	Growth of $10,000	$11,725	$11,102	$8,948	$22,067
	Average annual total return	17.25%	3.55%	-2.20%	8.24%
MSCI Europe Index+	Growth of $10,000	$12,189	$13,034	$10,151	$23,549
	Average annual total return	21.89%	9.23%	.30%	8.94%

The growth of $10,000 is cumulative.

+ The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/04	$ 24.77	$ 24.38	$ 24.39
10/31/03	$ 21.16	$ 20.84	$ 20.84
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .23	$ .04	$ .04
Class A Lipper Rankings — European Region Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	75	of	123	61
3-Year	91	of	108	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004, Class S shares will generally not be available to new investors. (For details see the Fund's prospectus and Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders of Class S redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/04
Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	10-Year
Class S	18.41%	4.56%	-1.19%	9.37%
Class AARP	18.36%	4.56%	-1.20%	9.36%
MSCI Europe Index+	21.89%	9.23%	.30%	8.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/04	$ 24.81	$ 24.82
10/31/03	$ 21.21	$ 21.21
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .28	$ .28

Class S Lipper Rankings — European Region Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	72	of	123	59
3-Year	87	of	108	80
5-Year	57	of	73	78
10-Year	8	of	21	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Greater Europe Growth Fund — Class S [] MSCI Europe Index+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,841	$11,432	$9,420	$24,486
	Average annual total return	18.41%	4.56%	-1.19%	9.37%
Class AARP	Growth of $10,000	$11,836	$11,432	$9,415	$24,472
	Average annual total return	18.36%	4.56%	-1.20%	9.36%
MSCI Europe Index+	Growth of $10,000	$12,189	$13,034	$10,151	$23,549
	Average annual total return	21.89%	9.23%	.30%	8.94%

The growth of $10,000 is cumulative.

+ The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, AARP and S shares; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,064.50	$ 1,060.00	$ 1,060.00	$ 1.065.30	$ 1,065.20
Expenses Paid per $1,000*	$ 8.67	$ 12.98	$ 12.63	$ 7.62	$ 7.58
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,016.81	$ 1,012.60	$ 1,012.95	$ 1,017.82	$ 1,017.87
Expenses Paid per $1,000*	$ 8.47	$ 12.68	$ 12.34	$ 7.45	$ 7.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Greater Europe Growth Fund	1.67%	2.50%	2.43%	1.46%	1.46%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Greater Europe Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Greater Europe Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Piers Hillier

Managing Director, Deutsche Asset Management and Manager of the fund.

Head of institutional European equities: London.

Joined the subadvisor in 2004 after 11 years of experience as European equities portfolio manager at Schroders and at Deloitte & Touche.

Joined the fund in 2004.

Paras Anand

Vice President, Deutsche Asset Management and Manager of the fund.

Portfolio Manager for Continental and pan-European retail funds: London.

Joined the subadvisor in 2003 after seven years of experience managing a pan-European hedge fund at HSBC and as a fund manager for UK equities at Invesco.

Joined the fund in 2004.

In the following interview, Portfolio Manager Paras Anand discusses Scudder Greater Europe Growth Fund's strategy and the market environment during the 12-month period ended October 31, 2004. Anand took over the fund's portfolio management duties on June 25, 2004.

Q:  How did the European markets perform during the past year?

A:  During the 12 months ended October 31, 2004, the MSCI Europe Index (the fund's benchmark) returned 21.89% in US dollar terms.1 This return outpaced the 13.25% of the global markets, as measured by the MSCI World Index.2

1 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted measure of 16 stock markets in Europe.

2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Looking back over the reporting period, we can see two distinct phases. In the first phase — the interval from the beginning of November 2003 to the end of January 2004 — the European markets rose steadily. This reflected investors' optimism relating to recovery in the region's economies, as well as predictions of strong job growth and increased corporate discretionary spending. Additionally, companies consistently produced earnings results that were ahead of market forecasts, principally as a result of far-reaching cost-cutting and restructuring programs.3 Through this period, there was a significant increase in the market's appetite for higher-risk stocks, such as those of companies with heavy debt loads, a higher potential for bankruptcy and greater sensitivity to the direction of the economy.

3 "Restructuring" refers to the act of streamlining a company's operations through actions such as selling underperforming divisions, focusing on a core business; or reducing debt. Successful efforts at restructuring generally are viewed very positively by the markets.

In the second phase, from January onward, this positive environment changed to one where the market was flat as investors grew increasingly conscious of risk. This reflected the fact that reality fell short of some of the previously optimistic expectations for 2004. Job growth was lower than had been initially forecast and, most importantly, corporate spending was disappointing. This reflected an unwillingness of businesses to commit to significant capital investment given the uncertain economic outlook.

There were two other negative factors that became increasingly evident during the second and third calendar quarters: the sharp increase in commodity prices and a weakening consumer environment in Europe. Rising prices for commodities — oil, metals and other raw materials — were driven by the combination of increased demand from Asia and the fear that supply shortages would result from political tension (particularly in oil-producing countries). As the year progressed, we saw increasing evidence that rising commodity prices were acting as a drag on corporate profitability. In terms of the weakening consumer, a number of companies began to report disappointing sales numbers as consumers traded down from higher-priced branded goods to cheaper private labels (e.g., supermarkets' own brands).

Despite these concerns, the European markets were able to perform well for the full period, as positive factors such as robust profit results and the increasing health of corporate balance sheets acted as a counterbalance to the concerns just mentioned. In addition, a significant factor in the strong performance of the European markets was the strength of the region's currencies in relation to the US dollar. Because portfolio investments denominated in foreign currencies must be translated back to the dollar, a gain in the value of the currencies helps increase the value of the portfolio. And during the past year, the value of the euro rose 10.4% against the dollar — a substantial boost to the overall performance of European investments for dollar-based investors.

Q:  How did the fund perform in this environment?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004, was 18.21%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund's return trailed the 21.89% increase of the benchmark and the 21.59% average return of the 123 funds in its Lipper peer group, European Region Funds.4 (Please see page 5 for more information regarding the fund's Lipper rankings.)

Our management team took over the fund on June 25, 2004. Since then, we have reviewed the portfolio and made some changes that we believe will help improve returns. Looking at the fund's recent results, we determined that detractors from relative performance included the presence of too many individual positions in the fund, a high level of correlation among portfolio holdings (which increases risk) and a lack of a strong sell target.5 We sought to correct these issues by reducing the number of smaller positions in the fund and by instituting a stricter sell discipline. We also are employing an approach that places a greater emphasis on individual company research, ahead of our view on the overall outlook for the economy or particular industries. We are confident these moves can help improve the fund's relative performance over time.

4 A fund that concentrates its investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

5 A "sell target" is a price set at the time of purchase at which point we believe a stock will have reached a high enough price where it no longer represents a value and should be sold.

Q:  What elements of the fund's positioning helped performance?

A:  The fund was helped by an overweight position in industrials, as well as strong stock selection within the group.6 Industrial stocks outperformed the broader market by a wide margin during the period, as the cyclical nature of the sector enabled it to take advantage of the strengthening global economy.7 A number of companies also were boosted by their efforts to cut costs and streamline their operations. An example is ABB Ltd. (Switzerland), which renewed its focus on its two core businesses — automotive and technology — and sold noncore businesses in order to pay down its debt. With lower interest costs, a healthier balance sheet and higher profit margins, the company outperformed the market and was one of the fund's top positive contributors for the period.

6 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager likely expects the asset in question to underperform the market as a whole.

7 Cyclical stocks tend to perform well when the economy is in an upturn and poorly when it is expected to turn down.

8 Consumer staples stocks are those, such as household products and personal care, that are less sensitive to economic conditions.

An underweight in consumer staples stocks also helped, given that the weakness in the European consumer sector caused this group to underperform.8 We do not see an improvement in the prospects for consumer stocks in the near term, and we therefore intend to maintain the fund's underweight in this area.

The fund was also helped by its position in energy stocks, a group that performed very well given the rising prices of oil and gas. Not only was the portfolio overweight in this area, but our stock selection added value as well. The top contributor here was Eni SA, an Italian oil company that has demonstrated the ability to produce stable returns on its investments even when the overall sector is weak. We are maintaining a large overweight in Eni. Other key contributors were Shell Transport & Trading Co., PLC (UK), which clarified its previously confusing corporate structure, and Norsk Hydro ASA (Norway), which is positioned to take advantage of rising demand for foreign oil from the British Isles. (As of October 31, 2004, the position in Shell Transport Co., PLC company was sold.)

Q:  What factors detracted from performance?

A:  The most important factor in the fund's underperformance was our stock selection in the financials sector. While the financial stocks in the benchmark returned more than 25% for the period, the average return for the stocks held in the fund was closer to 20%. Given that financials are by far the largest sector weighting in the benchmark (27%; the second largest is energy at just over 12%), weak selection in this area has a meaningful impact on the fund's relative performance. The portfolio's worst performer in financials was Man Financial Group PLC (UK), an investment manager that suffered poor returns for one of its flagship products, a development that will reduce its management fee. Credit Suisse Group (Switzerland) was also an underperformer, as exceptionally slow trading volumes in the European markets during the summer months hurt its business. (As of October 31, 2004, the position in Man Financial Group PLC was sold.)

Since taking over the fund, we have reviewed its holdings in the financial sector. In the process, we have determined that the fund held too many individual positions. Further, many of these positions were highly correlated, meaning that they trade in a similar fashion and therefore do not provide adequate portfolio diversification. As a result, we cut the number of holdings in this area, opting to own a smaller number of larger positions in companies in which we hold the highest level of conviction. We believe this shift will help us improve the fund's performance within the financial sector.

A secondary factor that detracted from performance was our decision to add to the fund's positions in technology stocks during the second half of the period. We were more optimistic than the market on the state of the semiconductor (computer chip) industry, and this proved to be a negative when the group continued to underperform. We also made a misstep with our holding of Cap Gemini SA (France), which made a move to cut prices in order to win more business, but hurt its profit margins in the process. (As of October 31, 2004, the position in Cap Gemini SA company was sold.)

Q:  Do you have any closing thoughts for shareholders?

A:  While we are cautious about the outlook for 2005, we believe the European markets continue to have the potential to outperform their global peers. We base this view on a combination of attractive valuations and the scope for the ongoing development of the equity culture in Europe.9 (By "equity culture," we refer to the participation of individual investors in the stock market and the focus of corporations on shareholder rights.) We continue to see attractive opportunities at the individual stock level, and we believe our emphasis on individual company research will help us navigate a potentially challenging market environment in the year ahead.

9 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Geographical Diversification (Excludes Cash Equivalents)	10/31/04	10/31/03

United Kingdom	35%	28%
France	13%	14%
Germany	11%	14%
Switzerland	10%	16%
Italy	9%	5%
Netherlands	7%	8%
Norway	4%	—
Spain	3%	5%
Ireland	3%	1%
Other	5%	9%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	10/31/04	10/31/03

Financials	24%	27%
Consumer Discretionary	22%	9%
Industrials	16%	9%
Energy	10%	13%
Telecommunication Services	6%	10%
Consumer Staples	6%	7%
Health Care	5%	12%
Utilities	5%	5%
Materials	4%	—
Other	2%	8%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (28.4% of Net Assets)
1. Telefonica SA Provider of telecommunication services	Spain	3.3%
2. BNP Paribas SA Provider of banking services	France	3.2%
3. E.ON AG Distributor of electricity to commercial and residential customers	Germany	3.1%
4. Royal Dutch Petroleum Co. Explores, produces, refines and markets petroleum products	Netherlands	3.1%
5. Novartis AG (Registered) Manufacturer of pharmaceutical and nutrition products	Switzerland	3.0%
6. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.0%
7. Eni SpA Provider of oilfield and engineering services	Italy	2.6%
8. ING Groep NV Provider of financial services to individuals, corporations and other institutions	Netherlands	2.5%
9. Rio Tinto PLC Operator of a mining, manufacturing and development company	United Kingdom	2.3%
10. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks 98.5%
Finland 1.0%
TietoEnator Oyj (Cost $3,529,313)	119,800	3,370,669
France 12.5%
BNP Paribas SA	164,140	11,199,159
Lafarge SA	48,195	4,410,098
Societe Generale	78,650	7,312,564
Thomson SA	175,916	3,991,127
Unibail	30,150	3,971,560
Vinci SA	63,120	7,535,601
Vivendi Universal SA*	200,120	5,479,535
(Cost $38,456,875)		43,899,644
Germany 11.0%
Continental AG	131,210	7,182,031
E.ON AG	135,182	11,026,558
Hypo Real Estate Holdings AG*	179,703	6,738,386
Puma AG	13,931	3,497,350
Siemens AG	106,890	7,976,539
Wincor Nixdorf AG*	33,895	2,259,748
(Cost $32,886,267)		38,680,612
Greece 1.5%
Public Power Corp. (PPC) (Cost $5,311,285)	217,300	5,413,589
Ireland 2.5%
Grafton Group PLC	375,250	3,383,346
Paddy Power PLC	395,204	5,251,380
(Cost $8,262,285)		8,634,726
Italy 8.6%
Assicurazioni Generali SpA	258,130	7,681,949
Eni SpA	399,670	9,098,255
Lottomatica SpA	200,498	6,038,618
Mediaset SpA	652,090	7,455,583
(Cost $24,619,616)		30,274,405
Netherlands 6.8%
ING Groep NV	337,686	8,961,232
Koninklijke Ahold NV*	612,210	4,259,277
Royal Dutch Petroleum Co.	197,900	10,779,286
(Cost $21,189,746)		23,999,795
Norway 4.3%
DNB NOR ASA	860,110	7,291,700
Norsk Hydro ASA	106,531	7,843,860
(Cost $13,473,423)		15,135,560
Spain 3.3%
Telefonica SA (Cost $6,942,667)	705,436	11,674,236
Sweden 1.8%
Telefonaktiebolaget LM Ericsson "B"*	924,406	2,689,808
Volvo AB "B"	97,540	3,699,289
(Cost $5,887,742)		6,389,097
Switzerland 10.3%
ABB Ltd.*	884,528	5,123,192
Credit Suisse Group (Registered)*	178,903	6,131,892
Novartis AG (Registered)	220,450	10,535,840
Roche Holding AG	69,561	7,126,400
Swatch Group AG "B"	55,080	7,399,322
(Cost $30,581,353)		36,316,646
United Kingdom 34.9%
Aviva PLC	702,830	7,036,111
BAA PLC	670,050	7,058,729
Barclays PLC	718,720	7,023,559
Bovis Homes Group PLC	364,901	3,431,871
Capita Group PLC	1,191,550	7,698,963
Carnival PLC	71,000	3,758,705
Centrica PLC	1,358,406	6,007,334
Daily Mail & General Trust "A"	539,750	7,183,183
EMAP PLC	254,990	3,681,557
Hays PLC	2,263,076	5,352,199
Imperial Tobacco Group PLC	309,990	7,243,036
InterContinental Hotels Group PLC	491,237	6,014,189
Land Securities Group PLC	184,710	4,047,778
Next PLC	229,523	7,040,906
Rio Tinto PLC	307,890	8,053,626
Standard Chartered PLC	391,980	7,009,479
Tesco PLC	1,399,050	7,375,662
Vodafone Group PLC	4,079,691	10,454,117
Wolseley PLC	434,100	7,503,524
(Cost $108,285,209)		122,974,528
Total Common Stocks (Cost $299,425,781)		346,763,507

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $7,108,677)	7,108,677	7,108,677
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $306,534,458) (a)	100.5	353,872,184
Other Assets and Liabilities, Net	(0.5)	(1,851,716)
Net Assets	100.0	352,020,468

* Non-income producing security.

(a) The cost for federal income tax purposes was $309,409,047. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $44,463,137. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,042,842 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $579,705.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $299,425,781)	$ 346,763,507
Investment in Scudder Cash Management QP Trust (cost $7,108,677)	7,108,677
Total investments in securities, at value (cost $306,534,458)	353,872,184
Cash	5,266
Receivable for investments sold	2,071,524
Dividends receivable	1,172,751
Interest receivable	2,898
Receivable for Fund shares sold	67,079
Foreign taxes recoverable	431,547
Other assets	4,742
Total assets	357,627,991
Liabilities
Payable for investments purchased	4,263,482
Payable for Fund shares redeemed	268,886
Accrued management fee	286,328
Other accrued expenses and payables	788,827
Total liabilities	5,607,523
Net assets, at value	$ 352,020,468
Net Assets
Net assets consist of: Undistributed net investment income	4,014,047
Net unrealized appreciation (depreciation) on: Investments	47,337,726
Foreign currency related transactions	62,465
Accumulated net realized gain (loss)	(216,441,963)
Paid-in capital	517,048,193
Net assets, at value	$ 352,020,468

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,156,864 ÷ 46,709 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 24.77
Maximum offering price per share (100 ÷ 94.25 of $24.77)	$ 26.28

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($368,461 ÷ 15,116 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 24.38

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($744,285 ÷ 30,515 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 24.39
Class AARP Net Asset Value, offering and redemption price per share ($2,635,520 ÷ 106,213 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 24.81
Class S Net Asset Value, offering and redemption price (a) per share ($347,115,338 ÷ 13,985,763 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 24.82

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,199,762)	$ 9,358,024
Interest — Scudder Cash Management QP Trust	65,308
Interest	29,270
Securities lending income, including income from Daily Assets Fund Institutional	213,426
Total Income	9,666,028
Expenses: Management fee	3,696,081
Services to shareholders	757,340
Administrative fee	744,851
Distribution service fees	11,995
Custodian and accounting fees	224,611
Auditing	50,123
Legal	12,198
Directors' fees and expenses	15,164
Reports to shareholders	65,469
Registration fees	36,575
Other	48,800
Total expenses before expense reductions	5,663,207
Expense reductions	(244,316)
Total expenses after expense reductions	5,418,891
Net investment income (loss)	4,247,137
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	63,448,829
Futures	246,523
Foreign currency related transactions	(192,800)
63,502,552
Net unrealized appreciation (depreciation) during the period on: Investments	(3,974,282)
Futures	(25,522)
Foreign currency related transactions	(86,358)
(4,086,162)
Net gain (loss) on investment transactions	59,416,390
Net increase (decrease) in net assets resulting from operations	$ 63,663,527

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ 4,247,137	$ 4,628,651
Net realized gain (loss) on investment transactions	63,502,552	(34,244,696)
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,086,162)	87,999,792
Net increase (decrease) in net assets resulting from operations	63,663,527	58,383,747
Distributions to shareholders from: Net investment income: Class A	(24,959)	(4,080)
Class B	(505)	—
Class C	(853)	—
Class AARP	(28,480)	(12,506)
Class S	(4,591,049)	(2,592,148)
Fund share transactions: Proceeds from shares sold	30,278,005	53,576,438
Reinvestment of distributions	4,260,197	2,419,776
Cost of shares redeemed	(116,079,349)	(161,946,554)
Redemption fees	31,771	39,759
Net increase (decrease) in net assets from Fund share transactions	(81,509,376)	(105,910,581)
Increase (decrease) in net assets	(22,491,695)	(50,135,568)
Net assets at beginning of period	374,512,163	424,647,731
Net assets at end of period (including undistributed net investment income of $4,014,047 and $4,605,557, respectively)	$ 352,020,468	$ 374,512,163

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.16	$ 18.06	$ 22.13	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.23	.18	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	3.61	2.99	(4.09)	(3.65)
Total from investment operations	3.84	3.17	(4.03)	(3.66)
Less distributions from: Net investment income	(.23)	(.07)	(.04)	—
Redemption fees	—***	—***	—***	—
Net asset value, end of period	$ 24.77	$ 21.16	$ 18.06	$ 22.13
Total Return (%)[c]	18.21[d]	17.59[d]	(18.29)	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	1.72
Ratio of expenses before expense reductions (%)	1.66	1.65	1.66	1.64*
Ratio of expenses after expense reductions (%)	1.64	1.65	1.66	1.64*
Ratio of net investment income (loss) (%)	.98	1.02	.25	(.07)*
Portfolio turnover rate (%)	104	71	89	104

[a] For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.84	$ 17.85	$ 22.02	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.05	(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.54	2.94	(4.07)	(3.64)
Total from investment operations	3.58	2.99	(4.17)	(3.77)
Less distributions from: Net investment income	(.04)	—	—	—
Redemption fees	—***	—***	—***	—
Net asset value, end of period	$ 24.38	$ 20.84	$ 17.85	$ 22.02
Total Return (%)[c]	17.20[d]	16.75	(18.97)	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.37	.24	.25	.05
Ratio of expenses before expense reductions (%)	2.54	2.45	2.46	2.44*
Ratio of expenses after expense reductions (%)	2.49	2.45	2.46	2.44*
Ratio of net investment income (loss) (%)	.13	.22	(.55)	(.87)*
Portfolio turnover rate (%)	104	71	89	104

[a] For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.84	$ 17.86	$ 22.01	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.04	(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	3.54	2.94	(4.05)	(3.67)
Total from investment operations	3.59	2.98	(4.15)	(3.78)
Less distributions from: Net investment income	(.04)	—	—	—
Redemption fees	—***	—***	—***	—
Net asset value, end of period	$ 24.39	$ 20.84	$ 17.86	$ 22.01
Total Return (%)[c]	17.25	16.69	(18.86)	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.74	.36	.28	.06
Ratio of expenses (%)	2.45	2.45	2.43	2.42*
Ratio of net investment income (loss) (%)	.17	.22	(.52)	(.85)*
Portfolio turnover rate (%)	104	71	89	104

[a] For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.21	$ 18.10	$ 22.17	$ 31.14	$ 32.02
Income (loss) from investment operations: Net investment income (loss)[b]	.27	.23	.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.61	3.00	(4.11)	(7.82)	(.85)
Total from investment operations	3.88	3.23	(4.00)	(7.76)	(.88)
Less distributions from: Net investment income	(.28)	(.12)	(.07)	(.01)	—
Net realized gains on investment transactions	—	—	—	(1.20)	—
Total distributions	(.28)	(.12)	(.07)	(1.21)	—
Redemption fees	—***	—***	—***	—	—
Net asset value, end of period	$ 24.81	$ 21.21	$ 18.10	$ 22.17	$ 31.14
Total Return (%)	18.36[c]	17.93[c]	(18.10)	(26.01)	(2.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	3	1
Ratio of expenses before expense reductions (%)	1.65	1.45	1.38	1.37	1.35*
Ratio of expenses after expense reductions (%)	1.47	1.45	1.38	1.37	1.35*
Ratio of net investment income (loss) (%)	1.15	1.22	.53	.24	(.09)**
Portfolio turnover rate (%)	104	71	89	104	72

[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 21.21	$ 18.11	$ 22.17	$ 31.14	$ 28.13
Income (loss) from investment operations: Net investment income (loss)[a]	.27	.23	.11	.06	.07
Net realized and unrealized gain (loss) on investment transactions	3.62	2.99	(4.10)	(7.82)	3.12
Total from investment operations	3.89	3.22	(3.99)	(7.76)	3.19
Less distributions from: Net investment income	(.28)	(.12)	(.07)	(.01)	(.08)
Net realized gains on investment transactions	—	—	—	(1.20)	(.10)
Total distributions	(.28)	(.12)	(.07)	(1.21)	(.18)
Redemption fees	—***	—***	—***	—	—
Net asset value, end of period	$ 24.82	$ 21.21	$ 18.11	$ 22.17	$ 31.14
Total Return (%)	18.41[b]	17.87[b]	(18.09)	(25.97)	11.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	347	369	421	721	1,410
Ratio of expenses before expense reductions (%)	1.53	1.45	1.38	1.37	1.42[c]
Ratio of expenses after expense reductions (%)	1.46	1.45	1.38	1.37	1.42[c]
Ratio of net investment income (loss) (%)	1.16	1.22	.53	.24	.22
Portfolio turnover rate (%)	104	71	89	104	72

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of the Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for significant events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. There were no securities on loan at October 31, 2004.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $215,233,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($92,113,000), October 31, 2010 ($87,874,000) and October 31, 2011 ($35,246,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 5,679,670
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (215,233,000)
Net unrealized appreciation (depreciation) on investments	$ 44,463,137

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 4,645,846	2,608,734

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $375,560,806 and $457,398,950, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), a wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $2,417, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.465%, 0.480%, 0.470%, 0.455% and 0.455% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated on March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Waived
Class A	$ 5,152	$ 66
Class B	568	7
Class C	895	12
Class AARP	4,811	62
Class S	733,425	8,935
	$ 744,851	$ 9,082

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.480%, 1.470%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through October 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 3,283	$ 389	$ 880
Class B	754	146	259
Class C	943	—	—
Class AARP	8,944	4,501	1,607
Class S	594,259	227,781	233,962
	$ 608,183	$ 232,817	$ 236,708

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through October 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $114,300, of which $49,486 is unpaid at October 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 2,270	$ 239
Class C	3,873	401
	$ 6,143	$ 640

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Annual Effective Rate
Class A	$ 3,849	$ 2,485.17%
Class B	735	143.24%
Class C	1,268	249.25%
	$ 5,852	$ 2,877

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004, aggregated $2,647 and $7, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $428 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2004, SDI received $5,951.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general use of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	57,962	$ 1,362,378	610,928	$ 11,304,369
Class B	41,398	959,543	93,407	1,671,221
Class C	30,119	697,324	27,537	504,496
Class AARP	55,961	1,300,900	226,144	4,188,951
Class S	1,099,377	25,957,860	1,952,046	35,907,401
		$ 30,278,005		$ 53,576,438
Shares issued to shareholders in reinvestment of distributions
Class A	944	$ 21,859	212	$ 3,823
Class B	21	477	—	—
Class C	31	704	—	—
Class AARP	1,168	27,057	655	11,843
Class S	181,783	4,210,100	133,044	2,404,110
		$ 4,260,197		$ 2,419,776
Shares redeemed
Class A	(120,427)	$ (2,830,707)	(560,313)	$ (11,127,487)
Class B	(37,755)	(874,747)	(96,075)	(1,725,855)
Class C	(17,080)	(397,602)	(25,950)	(463,661)
Class AARP	(60,942)	(1,405,503)	(227,602)	(4,232,420)
Class S	(4,704,799)	(110,570,790)	(7,926,210)	(144,397,131)
		$ (116,079,349)		$ (161,946,554)
Redemption Fees		$ 31,771	—	$ 39,759
Net increase (decrease)
Class A	(61,521)	$ (1,414,699)	50,827	$ 180,705
Class B	3,664	85,273	(2,668)	(54,634)
Class C	13,070	300,426	1,587	40,835
Class AARP	(3,813)	(77,546)	(803)	(31,626)
Class S	(3,423,639)	(80,402,830)	(5,841,120)	(106,045,861)
		$ (81,509,376)		$ (105,910,581)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 28, 2004	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $1,199,762 and earned $5,924,836 of foreign source income during the year ended October 31, 2004. Pursuant to section 853 of the Internal Revenue Code, the Fund designates approximately $0.08 per share as foreign taxes paid and $0.42 per share as income earned from foreign sources for the year ended October 31, 2004.

For federal income tax purposes, the Fund designates approximately $9,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SERAX	SERBX	SERCX
CUSIP Number	811165-695	811165-687	811165-679
Fund Number	477	677	777

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGEGX	SCGEX
Fund Number	177	077
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER GREATER EUROPE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $79,500           $185            $8,800           $0
--------------------------------------------------------------------------------
2003             $77,500          $1,205           $8,400           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                  $453,907                 $0                    $0
--------------------------------------------------------------------------------
2003                  $662,457               $50,000                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to              Total
                                Adviser and            Non-Audit Fees
                               Affiliated Fund           billed to
                              Service Providers         Adviser and
                              (engagements related      Affiliated
                 Total         directly to the         Fund Service
                Non-Audit       operations and          Providers
  Fiscal       Fees Billed    financial reporting      (all other     Total of
   Year         to Fund          of the Fund)          engagements)   (A),(B)
   Ended
October 31,       (A)                  (B)                  (C)        and (C)
--------------------------------------------------------------------------------
2004             $8,800                $0              $1,153,767     $1,162,567
--------------------------------------------------------------------------------
2003             $8,400             $50,000            $4,947,177     $5,005,577
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Greater Europe Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Greater Europe Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ---------------------------